SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                         Commission File Number: 0-28429

                          Date of Report:  May 3, 2000.

                               EWORLD TRAVEL CORP.
  Nevada                                                              68-0423301
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


34700  Pacific  Coast  Highway,  Suite  303,  Capistrano  Beach  CA        92624
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  248-1765

The  following  Securities are to be registered pursuant to Section 12(g) of the
Act:  Common  Voting  Equity  Stock  2,682,000


                              ITEM 5. OTHER EVENTS

     On May 1, 2000 we held our annual meeting of shareholders. Two items were proposed to shareholders, both of which were approved.

     1. Reelect the two existing Directors to serve until the next meeting of shareholders.

     2. Ratify the engagement of Crouch, Bierwolf & Chisholm, certified public accountants, as our Corporate Auditors, to review and comment upon our financial statements.

     These actions involve no change in our existing Board of Directors and no change in our existing corporate Auditors. No other matters were brought up or discussed, and no other actions were taken at the meeting.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

Dated:  May  3,  2000
                               EWORLD TRAVEL CORP.

                                       by

                                       /s/
                                 William Stocker
                           special securities counsel

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